VIA EDGAR                                    September 13, 2024
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:    Symetra Separate Account SL ("Registrant") (File No. 811-04909)

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), Symetra Life Insurance Company (“Symetra Life”) on behalf of the Registrant, mailed to its contract owners the annual/semi-annual reports for the underlying management investment company listed below (the “Fund Company”). As required by Rule 30b2-1, this filing incorporates by reference the reports of the Fund Company(ies) listed below. Symetra Life understands that the Fund Companies have already filed these reports with the Securities and Exchange Commission.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
ALPS Variable Investment Trust	811-21987
American Funds Insurance Series	811-03857
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Stock Index Fund Inc.	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Calvert Variable Trust, Inc.	811-04000
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Federated Hermes Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Lincoln Variable Insurance Products Trust	811-08090
Neuberger Berman Advisers Management Trust	811-04255
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust /MA/	811-08786
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651
Wanger Advisors Trust	811-08748

Some of the funds included in each Fund Company’s annual/semi-annual report filings may not be available under every contract offered by the Registrant.

If you have any questions regarding this filing, please contact me at (515) 471-3381.

Sincerely,

/s/ David Dimitri

David Dimitri
Senior Counsel